UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2025

Date of Report (Date of earliest event reported)

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer Identification Number)
File Number)

111 Academy, Suite 100

Irvine, California 92617

(Address of Principal Executive Offices) (Zip Code)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

October 2025 Offering

On October 6, 2025, Netlist, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a registered offering (the “Offering”) an aggregate of (i) 14,285,716 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) Common Stock Purchase Warrants (the “Warrants”) to purchase up to an aggregate of 28,571,432 shares of Common Stock (the “Warrant Shares”) at a combined purchase price of $0.70 per Share and accompanying Warrants, for aggregate gross proceeds of approximately $10.0 million and expected net proceeds, after deducting placement agent fees and offering costs, of approximately $9.1 million. The Company expects that the Offering will close on or about October 7, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

The Warrants will be exercisable at any time on or after the issuance date, have a term of five years from the issuance date, have an initial exercise price of $0.70 per share, contain customary 4.99%/9.99% blocker provisions and provide for the cash payment of the Black-Scholes value of the Warrants upon the occurrence of certain fundamental transactions. The exercise price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment in the event of, among other things, certain transactions affecting the Company’s Common Stock (including without limitation stock splits and stock dividends). In addition, the exercise price of the Warrants is subject to reduction in the event of certain Common Stock and Common Stock equivalent issuances, other than certain agreed exempt issuances, at a price lower than the exercise price of the Warrants then in effect.

The issuance and sale of the Shares, Warrants, and Warrant Shares (collectively, the “Securities”) is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-280985) as originally filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2024, as amended by Pre-Effective Amendment No. 1 to Form S-3 filed with the SEC on August 7, 2024, and declared effective by the SEC on August 14, 2024, and the base prospectus included therein, as supplemented by a prospectus supplement dated October 6, 2025 filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act. The Securities may only be offered by means of a prospectus. Copies of the prospectus and prospectus supplement can be obtained directly from the Company and at the SEC’s website at www.sec.gov or by request at Roth Capital Partners, LLC by calling (800) 678-9147. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

On October 6, 2025 the Company entered into a Placement Agency Agreement (the “Placement Agreement”) with Roth Capital Partners, LLC (“Roth”), pursuant to which Roth agreed to act as the Company’s placement agent in connection with the Offering. Pursuant to the terms of the Placement Agreement, in consideration for its placement agent services the Company agreed to pay Roth a cash fee in an amount equal to 4.0% of the aggregate gross proceeds received by the Company in connection with the closing of the Offering.

In addition, pursuant to the Purchase Agreement, the Company and its directors and executive officers have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which they agreed not to offer for sale, contract to sell, or sell any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, for a period of 90 days from the closing of the Offering, subject to certain customary exceptions.

The Purchase Agreement also provides that the Company may not, subject to the exceptions described in the Purchase Agreement, effect or enter into any Variable Rate Transactions (as defined in the Purchase Agreement) until the six-month anniversary of the closing date of the Offering. The Purchasers also agreed to amend certain issued and outstanding Common Stock Purchase Warrants held by such Purchasers (the “June 2025 Warrants”) previously issued pursuant to that certain Securities Purchase Agreement, dated as of June 24, 2025 (the “June 2025 Purchase Agreement”) to, among other things, revise certain anti-dilution provisions in the June 2025 Warrants in exchange for the reduction of the exercise price of the June 2025 Warrants to the lesser of $0.60 and the lowest VWAP of the shares of common stock on any trading day during the period commencing on the date of execution of the definitive agreements for the Offering and including, the fourth trading day immediately following the closing of the Offering (the “Warrant Amendment”).

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Securities in the Offering is attached as Exhibit 5.1 hereto. The form of Warrant, the form of Purchase Agreement, the Placement Agreement and the form of Lock-Up Agreement are filed as Exhibits 4.1, 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference. The foregoing description of such documents and the transactions contemplated thereby is qualified in its entirety by reference to such exhibits.

Amendment to Securities Purchase Agreements and Warrants

On October 6, 2025, the Company also entered into Waiver and Amendment agreements (the “Waiver and Amendments”) with the remaining holders of the June 2025 Warrants, including Chun K. Hong, the Company’s Chairman of the Board, President and Chief Executive Officer (collectively, the “Prior Purchasers”) who are parties to that certain Securities Purchase Agreement, dated as of October 11, 2024 (the “October 2024 Purchase Agreement” and collectively with the June 2025 Purchase Agreement, the “Prior Purchase Agreements”) and the June 2025 Purchase Agreement, pursuant to which (i) the Prior Purchasers agreed to waive the prohibition of the Company to enter into a Variable Rate Transaction (as defined in the Prior Purchase Agreements) and certain participation rights under the October 2024 Purchase Agreement, including certain rights of advance notice, solely with respect to the Offering and (ii) the Company and the Prior Purchasers agreed to effect the Warrant Amendment. Mr. Hong currently holds June 2025 Warrants to purchase up to 8,571,430 shares of Common Stock. The Waiver and Amendments and the terms of the Offering were approved by the Audit Committee of the Company’s Board of Director in accordance with the Company’s related party transaction policy and by a Pricing Committee comprised wholly of disinterested directors.

The form of Waiver and Amendment is filed as Exhibit 10.4 hereto and is incorporated herein by reference. The foregoing description of such document and the transactions contemplated thereby is qualified in its entirety by reference to such exhibit.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Current Report on Form 8-K, the disclosures set forth in Item 1.01 are hereby incorporated by reference.

Item 8.01. Other Events.

On October 6, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements reflect management’s present expectations regarding future events and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by any forward-looking statements. These risks, uncertainties and other factors include, among others: risks that Samsung will appeal the final orders by the trial court for the Samsung litigations, risks that Micron will appeal the final orders by the trial court (appeals in general could cause a lengthy delay in the Company’s ability to collect damage awards, could overturn the verdicts or reduce the damages awards); risks that the Company will suffer adverse outcomes in its litigation with Samsung, Micron or Google or in its various other active proceedings to defend the validity of its patents; risks related to the Company’s plans for its intellectual property, including its strategies for monetizing, licensing, expanding, and defending its patent portfolio; risks associated with patent infringement litigation initiated by the Company, or by others against the Company, as well as the costs and unpredictability of any such litigation; risks associated with the Company’s product sales, including the market and demand for products sold by the Company and its ability to successfully develop and launch new products that are attractive to the market; the success of product, joint development and licensing partnerships; the competitive landscape of the Company’s industry; and general economic, political and market conditions, including the ongoing conflicts between Russia and Ukraine, and Israel and Palestine, factory slowdowns and/or shutdowns, and changes in international tariff policies. All forward-looking statements reflect management’s present assumptions, expectations and beliefs regarding future events and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by any forward-looking statements. These and other risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 filed with the SEC on March 28, 2025 (“Form 10-K”), and the other filings it makes with the SEC from time to time, including any subsequently filed quarterly and current reports, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 29, 2025 and June 28, 2025 that were filed with the SEC on May 13, 2025 and August 12, 2025, respectively, for any revisions or updates to the information described in the Company's Form 10-K. In light of these risks, uncertainties and other factors, these forward-looking statements should not be relied on as predictions of future events. These forward-looking statements represent the Company’s assumptions, expectations and beliefs only as of the date they are made, and except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1^	Form of Securities Purchase Agreement, dated October 6, 2025, by and among Netlist, Inc. and the purchasers identified therein
10.2	Placement Agency Agreement, dated October 6, 2025, by and between Netlist, Inc. and Roth Capital Partners, LLC
10.3	Form of Lock-Up Agreement
10.4	Form of Waiver and Amendment, dated October 6, 2025, by and between Netlist, Inc. and the purchasers identified therein
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1)
99.1	Press Release of Netlist, Inc., dated October 6, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

^	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	NETLIST, INC.

	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Executive Vice President and Chief Financial Officer